UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 9th, 2002


                             NECO ENERGY CORPORATION
               (Exact name of Registrant as specified in charter)


          Utah                      33-38936                      87-0653434
(State of Incorporation)      (Commission File No.)           (IRS Employer No.)


                              5685 La Jolla Blvd.,
                               La Jolla, CA 92037
                    (Address of principal executive offices)


             5580 La Jolla Blvd., Suite 506, La Jolla, CA 92037-7651
                                (Mailing address)


       Registrant's telephone number, including area code: (619) 615-8647

ITEM 4. Changes in Registrant's Certifying Accountant.

The Board of Directors recently made a change to retain Stonefield Josephson, Inc., 18500 Von Karman Avenue, Suite 560, Irvine California, 92612-0540 as the Company's accountant. On August 9th, 2002, the Board of Directors approved a resolution to engage the services of Stonefield Josephson, Inc. and to dismiss Merdinger, Fruchter, Rosen & Company, P.C as the Company's accountant. The Board notified Merdinger, Fruchter, Rosen & Company, P.C of his dismissal on August 9th, 2002.

The reports of Merdinger, Fruchter, Rosen & Company, P.C. on the Company's financial statements for the past 2 fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were the statements qualified or modified as to audit scope or accounting principles. The Company was classified by Merdinger, Fruchter, Rosen & Company, P.C as a Going Concern. The financial statements, however, did not include any adjustments that might result from the outcome of this uncertainty. The financial statements were not qualified or modified as to any other uncertainties.

The Company and Merdinger, Fruchter, Rosen & Company, P.C. have not, in connection with the audit of the Company's financial statements for the previous 2 fiscal years, or for any subsequent interim periods prior to and including August 9th, 2002, had any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement, if not resolved to Merdinger, Fruchter, Rosen & Company, P.C. 's satisfaction, would have caused Merdinger, Fruchter, Rosen & Company, P.C. make reference to the subject matter of the disagreement in connection with its reports.

On August 9th, 2002, the Company engaged the firm of Stonefield Josephson, Inc. as the Company's independent auditors.

The Company had no relationship with Stonefield Josephson, Inc. required to be reported pursuant to Regulation S-B Item 304 (a) (2) during the previous 2 fiscal years, or the subsequent interim periods prior to and including August 9th, 2002.

The Company has requested that Merdinger, Fruchter, Rosen & Company supply a letter to the Commission stating whether it agrees or disagrees with the statements made in this 8K. The Company, however, has yet to receive a response. The Company has received no indication, nor does it believe, that Merdinger, Fruchter, Rosen & Company will disagree with the statements made above. Upon receipt of the requested letter, the Company will immediately file an amended 8K with the letter attached as an Exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NECO Energy Corporation


                                        /s/ Tor Ewald
                                        ----------------------------------------
                                        Tor Ewald
                                        Secretary, NECO Energy Corp.
                                        Date: October 11th, 2002


                                        /s/ Matt Rogers
                                        ----------------------------------------
                                        Matt Rogers
                                        Vice President, NECO Energy Corp.
                                        Date: October 11th, 2002


                                        /s/ John McDonald
                                        ----------------------------------------
                                        John McDonald
                                        President, NECO Energy Corp.
                                        Date: October 13th, 2002